UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2024

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On October 15, 2024, Greystone Housing Impact Investors LP (the “Partnership”), and its affiliate, ATAX TEBS II, LLC, redeemed all principal and accrued interest outstanding on the M31 Tax-Exempt Bond Securitization (TEBS) debt financing facility (“M31 TEBS") provided through the securitization of 11 of the Partnership’s mortgage revenue bonds with the Federal Home Loan Mortgage Corporation (“Freddie Mac”) pursuant to Freddie Mac’s TEBS program. In connection with the redemption of the M31 TEBS facility, the Partnership exercised its rights to terminate various agreements related to the facility, including (i) the Subordinate Bonds Custody Agreement dated July 1, 2014 by and among The Bank of New York Mellon Trust Company, N.A., Freddie Mac, the Partnership, and ATAX TEBS II, LLC; (ii) the Bond Exchange, Reimbursement, Pledge and Security Agreement dated July 1, 2014 between Freddie Mac and ATAX TEBS II, LLC, as amended by a First Amendment dated July 1, 2019; and (iii) the Limited Support Agreement dated July 1, 2014 between the Partnership and Freddie Mac. In addition, the Series Certificate Agreement dated July 1, 2014 between Freddie Mac, in its corporate capacity, and Freddie Mac, in its capacity as administrator, was terminated in connection with the redemption of the M31 TEBS facility.

Pursuant to the M31 TEBS facility, the Partnership originally transferred 13 mortgage revenue bonds (“MRBs”) to Freddie Mac to be securitized, of which two of the MRBs have been fully redeemed. Freddie Mac then issued Class A and Class B Freddie Mac Multifamily Variable Rate Certificates (collectively, the “TEBS Certificates”), which represented beneficial interests in the assets securitized within the M31 TEBS facility. The Class A TEBS Certificates were senior securities that were sold to unaffiliated investors and entitled the holders to cash flows from the securitized assets. The Class B TEBS Certificates were residual interests retained by the Partnership, through ATAX TEBS II, LLC, which granted the Partnership rights to certain cash flows from the securitized assets after payment to the Class A TEBS Certificates and related facility fees, as well as certain other rights to the securitized assets. In connection with the termination of the M31 TEBS facility, all outstanding principal and accrued interest on the Class A TEBS Certificates was paid in full and the facility was collapsed.

Upon termination of the M31 TEBS facility, five of the remaining MRBs that had been securitized in the facility were transferred into Tender Option Bond financing (“TOB”) facilities, five MRBs were transferred to a counterparty related to a short-term financing facility while alternative financing is being arranged, and the Partnership took ownership of the remaining MRB. The Partnership used funds received in connection with the foregoing transfers to the TOB facilities and short-term financing facility, as well as cash on hand, to redeem the principal and accrued interest outstanding on the M31 TEBS facility. At the time of termination, borrowings in the amount of $65.5 million were outstanding under the M31 TEBS facility. The Partnership did not incur any early termination penalties in connection with the M31 TEBS facility termination.

The foregoing descriptions of the M31 TEBS facility and the agreements referred to herein are not complete and are qualified in their entirety to the full text of the M31 TEBS facility agreements, copies of which are filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: defaults on the mortgage loans securing our mortgage revenue bonds and governmental issuer loans; the competitive environment in which the Partnership operates; risks associated with investing in multifamily, student, senior citizen residential properties and commercial properties; general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, and international conflicts (including the Russia-Ukraine war and the Israel-Hamas war) on business operations, employment, and financial conditions; current financial conditions within the banking industry, including the effects of recent failures of financial institutions, liquidity levels, and responses by the Federal Reserve, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; uncertain conditions within the domestic and international macroeconomic environment, including monetary and fiscal policy and conditions in the investment, credit, interest rate, and derivatives markets; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies, including in particular China, Japan, the European Union, and the United Kingdom; the general condition of the real estate markets in the regions in which we operate, which may be unfavorably impacted by increases in mortgage interest rates, slowing economic growth, persistent elevated inflation levels, and other factors; changes in interest rates and credit spreads, as well as the success of any hedging strategies the Partnership may undertake in relation to such changes, and the effect such changes may have on the relative spreads between the yield on investments and cost of financing; persistent inflationary trends, spurred by multiple factors including expansionary monetary and fiscal policy, higher commodity prices, a tight labor market, and low residential vacancy rates, which may result in further interest rate increases and lead to increased market volatility; the Partnership’s ability to access debt and equity capital to finance its assets; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; local, regional, national and international economic and credit market conditions; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; geographic concentration of properties related to investments held by the Partnership; changes in the U.S. corporate tax code and other government regulations affecting the Partnership’s business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1

Sale, Contribution and Assignment Agreement dated July 10, 2014 between America First Multifamily Investors, L.P. and ATAX TEBS II, LLC (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2014).

10.2

Subordinate Bonds Custody Agreement dated July 1, 2014 by and among The Bank of New York Mellon Trust Company, N.A., the Federal Home Loan Mortgage Corporation, America First Multifamily Investors, L.P., and ATAX TEBS II, LLC (incorporated herein by reference to Exhibit 10.2 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2014).

10.3

Bond Exchange, Reimbursement, Pledge and Security Agreement dated July 1, 2014 between the Federal Home Loan Mortgage Corporation and ATAX TEBS II, LLC (incorporated herein by reference to Exhibit 10.3 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2014).

10.4

First Amendment to Bond Exchange, Reimbursement, Pledge and Security Agreement dated July 1, 2019 between Federal Home Loan Mortgage Corporation and ATAX TEBS II, LLC relating to Freddie Mac Multifamily M Certificates Series M-031 (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on August 5, 2019).

10.5

Series Certificate Agreement dated July 1, 2014 between the Federal Home Loan Mortgage Corporation, in its corporate capacity, and the Federal Home Loan Mortgage Corporation, in its capacity as administrator (incorporated herein by reference to Exhibit 10.4 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2014).

10.6

Limited Support Agreement dated July 1, 2014 between America First Multifamily Investors, L.P. and the Federal Home Loan Mortgage Corporation (incorporated herein by reference to Exhibit 10.5 to Form 8-K (No. 000-24843), filed by the Partnership on July 16, 2014).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	October 21, 2024	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer